UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2024

5E ADVANCED MATERIALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41279	87-3426517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9329 Mariposa Road, Suite 210
Hesperia, California		92344
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 221-0225

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FEAM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Note Purchase Agreement

On January 18, 2024, in connection with its previously announced restructuring transactions, 5E Advanced Materials, Inc. (the “Company”) entered into the Amended and Restated Note Purchase Agreement (the “Amended and Restated Note Purchase Agreement”) by and among the Company, BEP Special Situations IV LLC (“Bluescape”), Ascend Global Investment Fund SPC, for and on behalf of Strategic SP (“Ascend”), and Meridian Investments Corporation (“Meridian”), related to the Company’s 4.50% senior secured convertible notes (the “Convertible Notes”).

The Convertible Notes, as amended and restated, bear interest at a rate of 4.50% per annum, payable semi-annually, or 10.00% per annum if the Company elects to pay such interest through the delivery of additional Convertible Notes, and are convertible into 66,261,621 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) at a conversion price of $1.5375 per share of Common Stock (including accrued interest paid-in-kind) in accordance with the terms of the Amended and Restated Note Purchase Agreement. The Convertible Notes mature on August 15, 2028. Following certain corporate events that may occur prior to the maturity date, the Company will, in certain circumstances, increase the conversion rate for a holder who elects to convert its Convertible Notes in connection with such a corporate event. In addition, the minimum cash covenant has been waived through June 28, 2024, with a reduction in such covenant thereafter from $10 million to $7.5 million.

In connection with the amendment and restatement, Ascend and Meridian each acquired twenty-five percent (25%) of the outstanding principal amount of the Convertible Notes (including accrued interest paid-in-kind) held by Bluescape.

The foregoing summary of the Convertible Notes is qualified in its entirety by reference to the full text of the Amended and Restated Note Purchase Agreement, including the form of Note attached as Exhibit E thereto, which is incorporated herein by reference as Exhibit 10.1.

Amended and Restated Investor and Registration Rights Agreement

On January 18, 2024, in connection with the Amended and Restated Note Purchase Agreement, the Company entered into an Amended and Restated Investor and Registration Rights Agreement (the “Amended and Restated IRRA”) by and among the Company, Bluescape, Ascend, Meridian, 5ECAP, LLC (“5ECAP,” and together with Bluescape, Ascend, and Meridian, collectively, the “Amended and Restated IRRA Counterparties”). Pursuant to the Amended and Restated IRRA, the Company granted the Amended and Restated IRRA Counterparties registration rights for the shares of Common Stock underlying the Convertible Notes as well as the shares of Common Stock issued in the First Closing (as defined below) and the shares of Common Stock to be issued in the Second Closing (as defined below). Additionally, the Company granted each of Bluescape and Ascend (or such person as may be nominated by Ascend) a right, when Bluescape or Ascend, respectively, beneficially owns (i) at least twenty-five percent (25%) of the outstanding principal amount of the Convertible Notes or (ii) at least ten percent (10%) of the outstanding shares of Common Stock, to designate one (1) individual to the Company’s Board of Directors. The Company also agreed to appoint a Chief Transformation Officer reasonably acceptable to each of Bluescape and Ascend who shall, among other things, monitor operations and assist in project delivery for the Company.

The foregoing summary of the Amended and Restated IRRA is qualified in its entirety by reference to the full text of the Amended and Restated IRRA, which is incorporated herein by reference as Exhibit 10.2.

First Closing of Private Placement

As previously disclosed, on December 5, 2023, the Company entered into a subscription agreement with Ascend (the “Ascend Subscription Agreement”). On January 18, 2024, the Company entered into an amended and restated subscription agreement (the “Amended and Restated 5ECAP Subscription Agreement”), by and among the Company, Ascend, and 5ECAP.

On January 18, 2024, (i) pursuant to the Ascend Subscription Agreement, the Company issued 5,365,854 shares of Common Stock to Ascend at a price of $1.025 per share, which shares include the placement fee paid to Ascend in shares of Common Stock and (ii) pursuant to the Amended and Restated 5ECAP Subscription Agreement, the Company issued 5,365,854 shares of Common Stock to 5ECAP at a price of $1.025 per share, which shares include the placement fee paid to 5ECAP in shares of Common Stock (the “First Closing”). The Company expects to consummate the placement of $7.5 million of additional shares of Common Stock to 5ECAP (and potentially up to $7.5 million of additional shares of Common Stock to 5ECAP and/or Ascend), at a price of $1.025 per share, pursuant to the Ascend Subscription Agreement and Amended and Restated 5ECAP Subscription Agreement on January 29, 2024 (the “Second Closing”).

The foregoing summary is qualified in its entirety by reference to the full text of the Ascend Subscription Agreement and the Amended and Restated 5ECAP Subscription Agreement, which are incorporated by reference as Exhibits 10.3 and 10.4, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The securities offered pursuant to the First Closing and the Second Closing were offered, and will be offered, respectively, in a private placement exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). This summary is qualified in its entirety by reference to the full text of the Ascend Subscription Agreement and the Amended and Restated 5ECAP Subscription Agreement, which are incorporated by reference as Exhibits 10.3 and 10.4, respectively.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on January 12, 2024, the Company held a special meeting of stockholders (the “Special Meeting”) pursuant to which the Company’s stockholders approved an amendment to the Company’s certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) to increase the number of authorized shares of Common Stock from 180,000,000 to 360,000,000 (the “Charter Amendment Proposal”). On January 12, 2024, the Company, following receipt of approval of the Charter Amendment Proposal, filed the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

The foregoing summary is qualified in its entirety by the full text of the Amended and Restated Certificate of Incorporation, which is included as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 18, 2024, the Company issued a press release announcing the initial closing of the previously announced restructuring transactions (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 and in Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The information in this Form 8-K and the attached Press Release include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included in the Press Release and Form 8-K regarding our business strategy, plans, goal, and objectives are forward-looking statements. When used in the Press Release and this Form 8-K, the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “budget,” “target,” “aim,” “strategy,” “plan,” “guidance,” “outlook,” “intent,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the extraction of the critical materials we intend to produce and advanced materials production and development. These risks include, but are not limited to: our limited operating history in the borates and lithium industries and no revenue from our proposed extraction operations at our properties; our need for substantial additional financing to execute our business plan and our ability to access capital and the financial markets; our status as an exploration stage company dependent on a single project with no known Regulation S-K 1300 mineral reserves and the inherent uncertainty in estimates of mineral resources; our lack of history in mineral production and the significant risks associated with achieving our business strategies, including our downstream processing ambitions; our incurrence of significant net operating losses to date and plans to incur continued losses for the foreseeable future; risks and uncertainties relating to the development of the Fort Cady project, including our ability to timely and successfully complete our Small Scale Boron Facility; our ability to obtain, maintain and renew required governmental permits for our development activities, including satisfying all mandated conditions to any such permits; our ability to successfully implement the out of court restructuring transaction and raise the maximum funding contemplated thereby; the implementation of and expected benefits from certain reduced spending measures, and other risks and uncertainties set forth in our filings with the U.S. Securities and Exchange Commission from time to time. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. These risks are not exhaustive and the information in this Form 8-K and the attached Press Release may be subject to additional risks. No representation or warranty (express or implied) is made as to, and no reliance should be place on, any information, including projections, estimates, targets, and opinions contained herein, and no liability whatsoever is accepted as to any errors, omissions, or misstatements contained herein. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as to the date of this Form 8-K and the attached Press Release, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation, dated January 12, 2024
10.1	Amended and Restated Note Purchase Agreement, dated January 18, 2024
10.2	Amended and Restated Investor and Registration Rights Agreement, dated January 18, 2024
10.3	Ascend Subscription Agreement, dated December 5, 2023 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on December 6, 2023)
10.4	Amended and Restated 5ECAP Subscription Agreement, dated January 18, 2024
99.1	Press Release, dated January 18, 2024
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

5E Advanced Materials, Inc.

Date:	January 18, 2024	By:	/s/ Paul Weibel
Paul Weibel Chief Financial Officer